GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

(the “Fund”)

Supplement dated May 27, 2020 to the

Prospectus dated February 28, 2020, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, River Canyon Fund Management LLC will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Non-Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Non-Core Fixed Income Fund” section of the Prospectus:

River Canyon Fund Management LLC

River Canyon Fund Management LLC (“River Canyon”), located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067, an investment adviser registered with the SEC, focuses on structured credit investments, including mortgage- and other asset-backed securities and collateralized loan obligations, and bank loans. River Canyon, together with its parent company, Canyon Capital Advisors, LLC, and its affiliates, had approximately $26.4 billion of assets under management, of which $1.65 billion was managed by River Canyon, as of December 31, 2019. With respect to the Fund, the firm manages an allocation of structured credit investments.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for River Canyon will be available in the Funds’ annual report for the period ended October 31, 2020.

This Supplement should be retained with your Prospectus for future reference.

SMACCHGMGRSTK 05-20